U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                   ----------
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                  May 9, 2000
                                  ------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                              AUTEO MEDIA, INC. fka

                       FLINTROCK FINANCIAL SERVICES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     Nevada
                                     ------
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)


                                    0-27229
                                    -------
                            (COMMISSION FILE NUMBER)


                                   88-0409163
                                   ----------
                    (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                            22125 17th Avenue S.E., Suite 105
                                 Bothell, WA
                            ------------------------
                (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


                                     98021
                                     -----
                                   (Zip Code)


                                 (425) 415-1694
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              16700 - 198th Ave., N.E.
                                 Woodinville, WA
                          ---------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         The financial statements required by this item are attached as Exhibit 13.



                                   SIGNATURES
                                   ==========



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AUTEO MEDIA, INC.


                              By: /s/ STEVE VAN LEEUWEN
                                  -------------------------------
                                      Steve Van Leeuwen
                                      President

Dated:  May 9, 2000